SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 -----------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 13, 1999

                            CONSOLIDATED EDISON, INC.
               (Exact name of registrant as specified in charter)


                     New York           1-14514           13-3965100
                    (State of         (Commission       (I.R.S. Employer
                  incorporation)      File Number)      Identification No.)



                    4 Irving Place, New York, New York 10003
                    (Address of principal executive offices)


                   Registrant's telephone number: (212) 460-3900


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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 5.  OTHER EVENTS


On October 13, 1999, Consolidated Edison, Inc. agreed to acquire Northeast Utilities pursuant to an Agreement and Plan of Merger, dated October 13, 1999, a copy of which is filed as an exhibit to this report (the "Agreement"). A copy of the news release relating to the Agreement is also filed as an exhibit.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

      2     Agreement

      99    News release relating to the Agreement




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CONSOLIDATED EDISON, INC.



                                          By:   __________________
                                                Hyman Schoenblum
                                                Vice President, Controller
                                                   and Chief Accounting Officer



DATE:  October 14, 1999